                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                      Distribution Date:        02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of
             the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal on the
             Notes per $1,000 of the initial principal balance of
             the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on
        the Notes
             Class A Note Interest Requirement                     4,717,500.00
             Class B Note Interest Requirement                       279,708.54
             Class C Note Interest Requirement                       161,280.56
                        Total                                      5,158,489.10

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          5.55000
             Class B Note Interest Requirement                          5.79167
             Class C Note Interest Requirement                          2.38528

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         850,000,000
             Class B Note Principal Balance                          48,295,000
             Class C Note Principal Balance                          67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account           33,806,850.00

(v)     Required Owner Trust Spread Account Amount                33,806,850.00



                                           By:
                                                -------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture             Distribution Date:                 02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,285,208.33
             Class B Note Interest Requirement                       116,788.19
             Class C Note Interest Requirement                       176,450.58
                 Total                                             1,578,447.11

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.71361
             Class B Note Interest Requirement                          1.86861
             Class C Note Interest Requirement                          2.19583

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                              By:
                                                  ----------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture         Distribution Date:                     02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                         Total

        Amountof the distribution allocable to the principal on the
             Notes per $1,000 of the initial principal balance
             of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,488,000.00
             Class B Note Interest Requirement                       136,270.83
             Class C Note Interest Requirement                       207,590.21
                         Total                                     1,831,861.04

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.65333
             Class B Note Interest Requirement                          1.81694
             Class C Note Interest Requirement                          2.15278

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         900,000,000
             Class B Note Principal Balance                          75,000,000
             Class C Note Principal Balance                          96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account           10,714,290.00

(v)     Required Owner Trust Spread Account Amount                10,714,290.00



                                               By:
                                                   ----------------------

                                               Name: Patricia M. Garvey
                                               Title:Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture            Distribution Date:                  02/15/2002
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                         Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,259,375.00
             Class B Note Interest Requirement                       116,788.19
             Class C Note Interest Requirement                       174,374.69
                         Total                                     1,550,537.88

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.67917
             Class B Note Interest Requirement                          1.86861
             Class C Note Interest Requirement                          2.17000

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                                By:
                                                    ----------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture            Distribution Date:                  02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amountof the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,205,073.33
             Class B Note Interest Requirement                       113,744.17
             Class C Note Interest Requirement                       175,886.25
                        Total                                      1,494,703.75

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.68778
             Class B Note Interest Requirement                          1.91167
             Class C Note Interest Requirement                          2.29917

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         714,000,000
             Class B Note Principal Balance                          59,500,000
             Class C Note Principal Balance                          76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00



                                               By:
                                                   ----------------------

                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2




Section 7.3 Indenture         Distribution Date:                     02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                         Total

        Amountof the distribution allocable to the principal
              on the Notes per $1,000 of the initial principal
              balance of the Notes
              Class A Principal Payment                                    0.00
              Class B Principal Payment                                    0.00
              Class C Principal Payment                                    0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                      835,277.78
              Class B Note Interest Requirement                       78,216.34
              Class C Note Interest Requirement                      125,477.53
                         Total                                     1,038,971.65

        Amount of the distribution allocable to the interest
              on the Notes per $1,000 of the initial principal
              balance of the Notes
              Class A Note Interest Requirement                         1.67056
              Class B Note Interest Requirement                         1.87722
              Class C Note Interest Requirement                         2.34222

(iii)   Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                        500,000,000
              Class B Note Principal Balance                         41,666,000
              Class C Note Principal Balance                         53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00



                                            By:
                                                ----------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3




Section 7.3 Indenture          Distribution Date:                    02/15/2002
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,220,625.00
             Class B Note Interest Requirement                       116,250.00
             Class C Note Interest Requirement                       184,754.14
                        Total                                      1,521,629.14

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.62750
             Class B Note Interest Requirement                          1.86000
             Class C Note Interest Requirement                          2.29917

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                               By:
                                                   ---------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4




Section 7.3 Indenture          Distribution Date:                    02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of Net Swap Payment                                         0.00
        Amount of Net Swap Receipt                                 2,443,623.00

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest                                 3,850,000.00
             Class B Note Interest                                   132,611.11
             Class C Note Interest                                   210,800.00
                        Total                                      4,193,411.11

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest                                      4.58333
             Class B Note Interest                                      1.89444
             Class C Note Interest                                      2.34222

(iv)    Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         840,000,000
             Class B Note Principal Balance                          70,000,000
             Class C Note Principal Balance                          90,000,000

(v)     Amount on deposit in Owner Trust Spread Account           10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                10,000,000.00



                                              By:
                                                     ---------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture          Distribution Date:                    02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     2,083,200.00
             Class B Note Interest Requirement                       205,245.83
             Class C Note Interest Requirement                       327,825.00
                        Total                                      2,616,270.83

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          1.65333
             Class B Note Interest Requirement                          1.95472
             Class C Note Interest Requirement                          2.42833

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,260,000,000
             Class B Note Principal Balance                         105,000,000
             Class C Note Principal Balance                         135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           15,000,000.00

(v)     Required Owner Trust Spread Account Amount                15,000,000.00



                                           By:
                                              ---------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture          Distribution Date:                    02/15/2002
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

        Amount of the distribution allocable to the principal
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     3,337,411.56
             Class B Note Interest Requirement                       327,117.63
             Class C Note Interest Requirement                       532,179.81
                        Total                                      4,196,709.00

        Amount of the distribution allocable to the interest
             on the Notes per $1,000 of the initial principal
             balance of the Notes
             Class A Note Interest Requirement                          3.31092
             Class B Note Interest Requirement                          3.89426
             Class C Note Interest Requirement                          4.92759

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,008,000,000
             Class B Note Principal Balance                          84,000,000
             Class C Note Principal Balance                         108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)     Required Owner Trust Spread Account Amount                12,000,000.00



                                          By:
                                              ---------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President